UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2023

THE SINGING MACHINE COMPANY, INC.

(Exact name of registrant as specified in charter)

Delaware	001-41405	95-3795478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 NW 5th Way, Suite 2900

Fort Lauderdale, FL 33309

(Address of principal executive offices) (Zip Code)

(954) 596-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MICS	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

Effective December 31, 2023, Lionel Marquis retired as Chief Financial Officer of The Singing Machine Company, Inc. (the “Company”). Mr. Marquis’ retirement was not the result of any disagreements with the Company regarding any matters related to its operations, policies, practices, or otherwise.

Appointment of Chief Financial Officer

The Board of Directors (the “Board”) of the Company approved, effective as of January 3, 2024, the appointment of Richard Perez, the current Corporate Controller, as Chief Financial Officer of the Company.

Mr. Perez, 53 years old, joined the Company in May of 2023 as Corporate Controller and is a seasoned professional accountant. For the past 28 years Mr. Perez has worked in accounting and operations in various industries, all while achieving positions of increased responsibility. Culminating with Controller, Director of Accounting, Director of Finance and Chief Financial Officer positions. Mr. Perez previously served as director of accounting for Spring Footwear from September 2022 through March 2023 and prior to Spring Footwear, he served as the chief financial officer of True Grade, LLC from June 2020 through August 2022. Mr. Perez also has a vast amount of experience in the Food & Beverage industry, having worked in the Specialty Seafood & Meat Group for SYSCO corporation as both a Director of Finance as well as Director of Operations from May 2011 through May 2020. Mr. Perez graduated from Florida Atlantic University with a Bachelor’s Degree in Business Administration with a major in accounting.

The Compensation Committee of the Company’s Board will make recommendations with respect to Mr. Perez’ compensation for his role as Chief Financial Officer. The Company will file a subsequent Current Report on Form 8-K to disclose such new arrangements.

There are no family relationships between Mr. Perez and any of the Company’s officers or directors that are required to be disclosed pursuant to Item 401(d) of Regulation S-K. There are no arrangements or understandings between Mr. Perez and any other person pursuant to which Mr. Perez was selected as an officer of the Company required to be disclosed pursuant to Item 401(b) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2024

THE SINGING MACHINE COMPANY, INC.

By:	/s/ Gary Atkinson
Gary Atkinson
Chief Executive Officer